United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SHF HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SHF Holdings, Inc.

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(303) 431-3435

April 29, 2024

Dear Stockholder:

On behalf of the Board of Directors and management of SHF Holdings, Inc. (the “Company”), you are cordially invited to join us at the 2024 Annual Stockholders Meeting (the “2024 Annual Meeting”) of the Company to be held on June 11, 2024 at 10:00 a.m. MDT in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/SFHS2024. Our 2024 Proxy Statement and our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders will be available for inspection during the ten days prior to the 2024 Annual Meeting at www.proxyvote.com, as well as during the 2024 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2024.

At the 2024 Annual Meeting, you will be asked to:

(1)	elect two director nominees to serve for a three-year term as a Class III director;

(2)	ratify the appointment of our independent registered public accounting firm for our fiscal year ending December 31, 2024; and

(3)	transact such other business as may properly come before the 2024 Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors recommends the election of two nominees for director and approval of each of the other proposals.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the 2024 Annual Meeting, it is important that your shares be represented and voted at the 2024 Annual Meeting. You may vote your shares by proxy on the Internet, or by completing, signing and promptly returning a proxy card.

Thank you for your continuing support of SHF Holdings, Inc. and its vision.

Sincerely,

Sundie Seefried
Chief Executive Officer

SHF HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2024

To the Stockholders of SHF Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “2024 Annual Meeting”) of SHF Holdings, Inc., a Delaware corporation (the “Company”) to be held on June 11, 2024 at 10:00 a.m. MDT in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/SFHS2024. Our 2024 Proxy Statement and our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders will be available for inspection during the ten days prior to the 2024 Annual Meeting at www.proxyvote.com, as well as during the 2024 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2024.

The 2024 Annual Meeting will be held for the following purposes:

1.	Election of two Class III Directors, each to serve for a three-year term;

2.	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	Transaction of such other business as may properly come before the 2024 Annual Meeting, or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Internet Availability of Proxy Materials (the “Notice”).

In accordance with Securities and Exchange Commission rules that allow us to furnish our Proxy Materials (as defined below) over the Internet, we are mailing to our stockholders this Notice instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials.

As stated above, we have adopted a virtual format for the 2024 Annual Meeting. In order to virtually attend the 2024 Annual Meeting, you must register at www.virtualshareholdermeeting.com/SFHS2024. You will find more information on the matters for voting in the Proxy Statement on the following pages. If you are a stockholder of record, you may vote by mail, or by using the Internet.

Your vote is important! We strongly encourage you to exercise your right to vote as a stockholder. Please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number or log on to the Internet to vote your shares by proxy. You may revoke your proxy at any time before it is exercised.

You will find instructions on how to vote beginning on page 2 of the accompanying Proxy Statement. Most stockholders vote by proxy and do not attend the 2024 Annual Meeting in person via the Internet. The Board of Directors has fixed the close of business on April 15, 2024 as the record date for determining those stockholders entitled to notice of, and to vote at, the 2024 Annual Meeting and any adjournments or postponements thereof. Thus, as long as you were a stockholder at the close of business on April 15, 2024, you have the right to vote on the proposals being presented at the 2024 Annual Meeting, such that you are invited to virtually attend the 2024 Annual Meeting, or to send a representative.

Whether or not you expect to be present, please vote using our secure online voting website or by signing, dating and returning your enclosed proxy card in the postage-paid envelope provided for that purpose as promptly as possible.

By Order of the Board of Directors,

Sundie Seefried
Chief Executive Officer

Golden, Colorado
April 29, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2024:

This Proxy Statement is available on the Internet at www.proxyvote.com and will be available during the 2024 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2024. On this site, you will be able to access our 2024 Proxy Statement and our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders.

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
GENERAL INFORMATION	2
PROPOSAL 1: ELECTION OF CLASS III DIRECTORS	7
MANAGEMENT AND CORPORATE GOVERNANCE	9
EXECUTIVE COMPENSATION	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
REPORT OF THE AUDIT COMMITTEE	24
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	25
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	27
STOCKHOLDERS MATTERS	29
OTHER BUSINESS	30
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS	30

SHF HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2024

PROXY STATEMENT

The enclosed proxy is being solicited on behalf of the board of directors of SHF Holdings, Inc. for use at the Annual Meeting of Stockholders (the “2024 Annual Meeting”) to be held on June 11, 2024 at 10:00 a.m. MDT, in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/SFHS2024, or at such other time and place to which the Meeting may be adjourned.

A list of stockholders entitled to vote at the 2024 Annual Meeting will be available for inspection during the ten days prior to the 2024 Annual Meeting at www.proxyvote.com, as well as during the 2024 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2024. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of record entitled to vote at the 2024 Annual Meeting on or about April 29, 2024.

Execution and return of the enclosed proxy will not affect a stockholder’s right to attend the 2024 Annual Meeting and to vote in person at the virtual 2024 Annual Meeting. Any stockholder executing a proxy retains the right to revoke such proxy at any time prior to exercise at the 2024 Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the 2024 Annual Meeting. If you virtually attend the 2024 Annual Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the 2024 Annual Meeting will be counted. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be considered as withholding a vote by those named in the proxy for the election as directors of any of the nominees named in the Proxy Statement, but “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the 2024 Annual Meeting. The enclosed form of proxy card provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. Since there are three nominees, but only two Class III directors being elected this year, you must check the box marked “FOR” for each of the two director nominees for which you wish to vote for. If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on April 15, 2024, the record date, are entitled to notice of, and to vote at, the 2024 Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the 2024 Annual Meeting. On the record date of April 15, 2024, the Company had 55,430,976 outstanding shares of its Class A common stock, par value $0.0001 per share, held of record by 1,792 holders.

QUORUM AND VOTING

The presence at the 2024 Annual Meeting, in person online, or by proxy, of the holders of a majority of the shares of our common stock outstanding is necessary to constitute a quorum. Pursuant to our second amended and restated certificate of incorporation, we are authorized to issue 130,000,000 shares of our Class A common stock, $0.0001 par value, and 1,250,000 shares of preferred stock, $0.0001 par value, of which 111 shares of preferred stock remain outstanding. Only holders of our Class A common stock are entitled to one vote for each share of Class A common stock held on each matter to be voted on at the 2024 Annual Meeting including the election of directors. All votes will be tabulated by the inspector of election appointed for the 2024 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the 2024 Annual Meeting and will have the same effect as negative votes (other than the election of directors) whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

1

Assuming the presence of a quorum, the following paragraphs describe the vote required by the stockholders of record to approve each of the proposals set forth in this Proxy Statement.

●	Proposal 1. The two nominees receiving the greatest number of votes of the shares of our Class A common stock outstanding present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote shall be deemed elected even if they receive the affirmative vote of less than a majority of the shares of Class A common stock outstanding and entitled to be voted at the 2024 Annual Meeting.

●	Proposal 2. The affirmative vote of the holders of a majority of the shares of Class A common stock outstanding and entitled to vote at the 2024 Annual Meeting and present in person or by proxy is required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The Board of Directors recommends a vote “FOR” two of the three nominees in Proposal 1 and “FOR” Proposal 2 set forth in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Below are instructions on how to vote, as well as information on your rights as a stockholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It’s important to follow the instructions that apply to your situation.

Why am I receiving these materials?

The Company has made these materials available to you on the Internet in connection with the Company’s solicitation of proxies for use at the 2024 Annual Meeting and at any postponement(s) or adjournment(s) thereof. These materials are first being sent or given to stockholders on or about April 29, 2024. This Proxy Statement gives you information on how to vote your proxy, and the proposals to be presented at the 2024 Annual Meeting so that you can make an informed decision.

In this Proxy Statement, we refer to SHF Holdings, Inc. as the “Company,” “we,” “us” or “our.”

What is included in these materials?

These materials (the “Proxy Materials”) include:

●	This Proxy Statement for the 2024 Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2024 (the “Annual Report”).

If you requested printed versions of these Proxy Materials by mail, these materials also include the proxy card or voting instruction form for the 2024 Annual Meeting.

How can I get access to the Proxy Materials?

We are pleased to take advantage of SEC rules that allow us to furnish our Proxy Materials, including, over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by e-mail. This process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. This Proxy Statement and the Annual Report are available at www.proxyvote.com.

2

How do I participate in the 2024 Annual Meeting?

This year’s 2024 Annual Meeting will be accessible through the Internet. We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location, and enables us to protect the health and safety of all attendees. You are entitled to participate in the 2024 Annual Meeting if you were a stockholder as of the close of business on April 15, 2024, the record date, or hold a valid proxy for the meeting.

On the day of the 2024 Annual Meeting, stockholders may begin to log in to the virtual-only meeting 15 minutes prior to the meeting at www.virtualshareholdermeeting.com/SFHS2024. The 2024 Annual Meeting will begin promptly at 10:00 a.m. MDT.

Our virtual 2024 Annual Meeting will allow stockholders to submit questions before and during the 2024 Annual Meeting. During a designated question and answer period at the 2024 Annual, we will respond to appropriate questions submitted by stockholders.

Who is entitled to vote at the 2024 Annual Meeting?

Our Board of Directors has set the close of business on April 15, 2024 as the record date for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the 2024 Annual Meeting. As of the record date, the Company had 55,430,976 outstanding shares of Class A common stock entitled to notice of, and to vote at, the 2024 Annual Meeting. No other securities are entitled to vote at the 2024 Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the 2024 Annual Meeting.

What are the voting rights of stockholders?

Each stockholder of record is entitled to one vote for each share of our Class A common stock that is owned as of the close of business on the record date on all matters to come before the 2024 Annual Meeting. Although each holder of Class A common stock is entitled to cast only one vote for each matter to be voted on at the 2024 Annual Meeting, each stockholder may cast that vote for two of the three different Class III nominees because there are currently two Class III seats open on our Board of Directors. That is, each stockholder may vote for, or withhold their vote from, any two of the three Class III nominees. Stockholders may not cast more than one vote for any one Class III nominee and may not cumulate their votes as stockholders do not have cumulative voting rights in the election of directors under our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”).

How many votes must be present to hold the 2024 Annual Meeting?

To conduct business at the 2024 Annual Meeting, a quorum must be present. The attendance, in person or by proxy, of holders of shares of outstanding Class A common stock of the Company representing a majority of the voting power of all outstanding shares of Class A common stock of the Company entitled to vote at the 2024 Annual Meeting is necessary to constitute a quorum. For purposes of determining whether a quorum exists, we count proxies marked “abstain” as to a particular proposal as being present at the meeting. Shares represented by a proxy as to which there is a “broker non-vote” (that is, where a broker holding your shares in “street” or “nominee” name indicates to us on a proxy that you have not given the broker the authority to vote your shares on non-routine matters), will also be considered present at the meeting for purposes of determining whether a quorum exists.

3

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

If your shares are registered directly in your name through Continental Stock Transfer and Trust, the Company’s transfer agent, you are considered a “stockholder of record.” If your shares are held in a brokerage account or bank, you are considered a “street name” holder.

How do I vote if shares are registered in my name (as a stockholder of record)?

By Mail: Sign, date and return the enclosed proxy card in the postage paid envelope provided.

Internet: Call the toll-free number listed on your proxy card, log on to the website listed on your proxy card or scan the QR code on your proxy card and follow the simple instructions provided.

By Attending the 2024 Annual Meeting on the Internet: Withdraw your earlier proxy and vote at the 2024 Annual Meeting via the Internet.

The Internet voting procedure is designed to allow you to vote your shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Stockholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers, and that there may be some risk a stockholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokers, banks or other nominees who hold shares of our Class A common stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner prior to the 2024 Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 regarding the ratification of the Audit Committee’s appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2024 is considered a routine proposal. Proposal 1, election of the Class III directors, is considered non-routine. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposal 1.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the 2024 Annual Meeting in accordance with your wishes. If you do not provide instructions to your bank or brokerage firm, your shares will not be voted, except on Proposal 2.

What vote is required and how will abstentions and broker non-votes effect the proposals?

Our bylaws (the “Bylaws”) require that directors be elected by a plurality of the votes cast at any meeting of stockholders. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. The election of the Board of Directors’ nominees to the Board of Directors at the 2024 Annual Meeting pursuant to Proposal 1 is a contested election, meaning the number of nominees standing for election exceeds the number to be elected at the 2024 Annual Meeting, such that the vote required to elect a nominee as a Class III Director shall be the affirmative vote of Class A common stock representing a plurality of the total number of shares of Class A common stock then outstanding and entitled to vote thereon. Stockholders are not permitted to vote against a candidate. Proposal 2 will be ratified if votes representing a majority of the votes cast by the Class A stockholders present in person or represented by proxy at the meeting and entitled to vote thereon vote in favor of the proposal.

For purposes of determining whether a quorum is present, votes cast include votes to “withhold,” abstentions, and broker non-votes. Although this Proxy Statement is unopposed, the election set forth in Proposal 1 is still considered a contested election, such that broker non-votes and abstentions with respect to the election of a particular nominee will be withheld, and therefore have the effect of a vote “AGAINST” that nominee. On the other hand, votes to “withhold,” abstentions, and broker non-votes will have no effect on Proposal 2.

4

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote as follows:

	Proposal	Board Recommendation	For More Information, See Page

(1)	Election of two Class III directors	FOR TWO OF THE NOMINEES	7

(2)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	27

We will also consider other business, if any, that is properly presented at the 2024 Annual Meeting. At the time of mailing of this proxy statement, however, we are not aware of any matters to be presented at the 2024 Annual Meeting other than those described in this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Donnie Emmi and James H. Dennedy, as your representatives at the 2024 Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the 2024 Annual Meeting in accordance with your instructions on the proxy card. This way your shares will be voted whether or not you attend the 2024 Annual Meeting.

Even if you plan to attend the 2024 Annual Meeting, it is strongly recommended you complete and return your proxy card before the 2024 Annual Meeting date just in case your plans change. If a proposal comes up for vote at the 2024 Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to their best judgment to the extent permissible by applicable law.

Can I revoke my proxy or change my vote after I have voted?

If your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

●	By delivering a written notice of revocation to the Secretary of the Company;

●	By executing and delivering another proxy that bears a later date;

●	By voting over the Internet at a later time; or

●	By voting in person at the meeting on the Internet.

If your shares are held in street name, you must contact your broker to revoke your proxy.

How are votes counted?

In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the 2024 Annual Meeting. To hold a meeting of stockholders, a quorum of the shares (which is a majority of the shares outstanding and entitled to vote) is required to be represented either in person or by proxy at the 2024 Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum was present for the 2024 Annual Meeting.

How will my shares be voted if I sign and return my proxy card with no votes marked?

If you sign and return your proxy card with no votes marked, for Proposal One, you will be considered as withholding a vote by those named in the proxy for the election as directors of any of the nominees named in the Proxy Statement, but “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the 2024 Annual Meeting.

5

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

What does it mean if I receive more than one proxy card or voting instruction form?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please vote using each proxy card you receive. Remember, you may vote in person at the 2024 Annual Meeting or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board of Directors?

Proxies may be solicited on behalf of the Board of Directors by our directors, officers and regular employees, who will not receive any additional compensation for solicitation activities. The solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees. You may also be solicited by press releases issued by us, additional mailings and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by us. The solicitation materials will be made available or furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names that are beneficially owned by others, so that they may provide access to or forward such solicitation materials to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in providing access to or forwarding these materials to the beneficial owners upon request.

Can the 2024 Annual Meeting date be changed?

The 2024 Annual Meeting may not be adjourned, unless approved by the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. If adjourned, adjournment would be announced at the 2024 Annual Meeting. If we postpone the 2024 Annual Meeting, we will announce the new date, time and location of the 2024 Annual Meeting by press release prior to the rescheduled 2024 Annual Meeting date.

Where and when will I be able to find the voting results?

The preliminary voting results will be announced at the 2024 Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the 2024 Annual Meeting. If final voting results are not available within four business days after the 2024 Annual Meeting, we intend to file a Current Report on Form 8-K reporting the preliminary voting results within that period, and subsequently report the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Do I have any appraisal rights?

None of the Delaware General Corporation Law (the “DGCL”), our Certificate of Incorporation nor our Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the proposals at the 2024 Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who can answer my questions?

Your vote at the 2024 Annual Meeting is important, no matter how many or how few shares you own. Please sign and date your enclosed proxy card and return it in the enclosed postage-paid envelope promptly. If you have questions or require assistance in the voting of your shares, please call our Chief Legal Officer at 720-507-3688.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of our proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2023 are available on our website at https://ir.shfinancial.org/ and also may be obtained by contacting our Chief Legal Officer by phone at 720-507-3688 or by mail sent to the Chief Legal Officer, 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. The inclusion of our website address in this section does not include or incorporate by reference the information on our website into this report.

6

PROPOSAL 1:

ELECTION OF CLASS III DIRECTORS

The Board of Directors currently consists of seven members and is divided into three classes with each class of directors serving a staggered three-year term. The terms of our Class I directors, Karl Racine and Jonathan Summers expire in 2025; the terms of our Class II directors, Richard Carleton, Jennifer Meyers, and Jonathon F. Niehaus expire in 2026; and the terms of our current Class III directors, Douglas Fagan and Sundie Seefried expire in 2024.

Nominees for Election to the Board of Directors

Our Board of Directors has nominated Douglas Fagan, Sundie Seefried, and James Carroll for election at the 2024 Annual Meeting as Class III directors, two of whom will serve until the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified or his or her earlier resignation, removal, retirement, disqualification or death.

Unless authority to vote for the election of the nominees is withheld by marking the proxy card to that effect, the persons named as proxies on the enclosed proxy card will, upon receipt of a properly executed proxy card, vote to elect the nominees for the terms described above. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of such substitute or substitutes as the Board of Directors may designate.

Background Information on Nominees

Douglas Fagan. Mr. Fagan currently serves as a member of the Board of Directors, a position he has held since April 2023. Mr. Fagan serves as the President and CEO of Partner Colorado Credit Union (“PCCU”), a position he has held since July 2021. Mr. Fagan previously held the position of President (April 2019 – June 2021) and Chief Financial Officer (September 2017 – June 2021) for PCCU from April 2019 through June 2021. Prior to joining PCCU, Mr. Fagan served as Senior Vice President of Finance at the $7.5 billion MidFlorida Credit Union headquartered in Lakeland, Florida from October 2010 to September 2017. Mr. Fagan earned his Bachelors of Science in Accounting and Finance from Florida Southern College (Lakeland, Florida) and his Masters in Business Administration from University of Tampa (Tampa, Florida). We believe Mr. Fagan is well qualified to serve as a member of our board of directors due to his experience in financial services and corporate finance.

Sundie Seefried. Ms. Seefried currently serves as the Chief Executive Officer of the Company, a position she has held since July 2021. Prior to joining the Company, Ms. Seefried served as the Chief Executive Officer of PCCU from 2001 until June 2021 and as the Chief Executive Officer of Eagle Legacy Services, LLC from January 2020 until March 2021. Ms. Seefried previously served as a board member of the Colorado Division of Financial Services from 2019 until 2021, and as a board member of the Credit Union Association from 2007 until 2015. Ms. Seefried received her Bachelor of Science in Business Management from the University of Maryland and her Master of Business Administration in Finance from Regis University, Colorado. We believe Ms. Seefried is well qualified to serve as a member of our board of directors based upon her experience in strategically managing businesses as well as her contacts and relationships.

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James Carroll. Mr. Carroll is currently retired from the Mortgage Banking Industry and the practice of Law since December 2020. Mr. Carroll founded the Carroll Mortgage Group, Inc. in February 1996 where he is served as the President and CEO. The Carroll Mortgage Group, Inc. was an independent mortgage bank that originated and serviced single-family mortgage loans under the FHA, VA, Rural Housing, and FNMA Conventional loan programs. The servicing of mortgage loans was dropped as a line of business in 2010. Before starting The Carroll Mortgage Group, Inc., Mr. Carroll served as President and CEO of Pulaski Mortgage, which was a subsidiary of Pulaski Bank a state charter commercial Bank in Little Rock Arkansas. His tenure with Pulaski Bank was from April 1992 to October 1995. From January 1987 until April 1992, Mr. Carroll joined and served as President & CEO of First Commercial Mortgage Company, a national chartered commercial bank. The mortgage company was a wholly-owned subsidiary of the bank. Mr. Carroll joined The Block Mortgage Company in Little Rock, Arkansas rising from a commercial Mortgage Loan origination to the position of President in January 1979 through December 1986. After serving in the US Army (January 1967 to January 1970) and received his Bachelor of Arts (cum Laude) from The Ohio State University and his Juris Doctor (cum Laude) from the University of Arkansas (LR) School of Law. We believe Mr. Fagan is well qualified to serve as a member of our board of directors due to his experience in financial services and corporate finance.

Mr. Carroll is considered “independent” under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Seefried is not considered “independent” under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act due to her position as the Chief Executive Officer of the Company. Mr. Fagan is not considered “independent” under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act due to his position as president of PCCU.

Vote Required and Recommendation

The nominees for election to the Board of Directors are elected by a plurality of the votes cast at the 2024 Annual Meeting. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. Stockholders are not permitted to vote against a candidate. Votes to “withhold” authority, abstentions, and broker non-votes with respect to that director’s election do not impact the plurality vote, although such votes will be counted for purposes of determining whether a quorum is present. Therefore, there is no set number of votes that must be obtained to elect the nominees and a single vote for a candidate will result in his or her election. Stockholders do not have the right to cumulate their votes for directors. If a quorum is present at the meeting, the two Class III nominees receiving the greatest number of votes will be elected to the Board of Directors.

The Board of Directors unanimously recommends you vote FOR two of the three nominees for director set forth above.

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MANAGEMENT AND CORPORATE GOVERNANCE

Management and Board of Directors

Our directors and executive officers are as follows:

Name	Age	Class of Director	Position
Sundie Seefried	62	Class III	Chief Executive Officer, Director
James H. Dennedy	58	—	Chief Financial Officer
Donnie Emmi	44	—	Chief Legal Officer
Tyler Beuerlein	44	—	Chief Strategic Business Development Officer
Dan Roda	41	—	Chief Operating Officer/ Executive Vice President
Douglas Fagan	59	Class III	Director
Jennifer Meyers	51	Class II	Director
Jonathan Summers	52	Class I	Independent Director
Karl Racine	61	Class I	Independent Director
Jonathon F. Niehaus	68	Class II	Independent Director
Richard Carleton	64	Class II	Independent Director

Information about Executive Officers and Directors

Certain information about the executive officers and directors of the Company is provided below:

Executive Officers Who are Not Directors

James H. Dennedy. Mr. Dennedy currently serves as Chief Financial Officer for the Company, a position he has held since October 2022. Before this role, Mr. Dennedy most recently served in various positions for urban-gro, Inc. a Nasdaq-listed engineering design and services company focused on the commercial horticulture market, including as President and Chief Operating Officer from February 2021 to August 2022, and a board member from August 2018 to August 2022. Prior to that, from April 2018 to August 2019, he served as Chief Financial Officer of Interurban Capital Group, a privately held provider of site development, lease management, branding, licensing and other consulting services, acquired in March 2020 by Harvest Health & Recreation Inc. From January 2017 to April 2018, he acted as an entrepreneur and private investor; from May 2011 to January 2017 served as President, Chief Executive Officer, and a board member of Nasdaq-listed hospitality software company, Agilysys Inc.; and from April 2008 to May 2011, served as Chief Investment Officer of Arcadia Capital Advisors, a privately held capital management company. Mr. Dennedy earned his B.S. in Economics from the United States Air Force Academy, an MBA from The Ohio State University, and an M.A. in Economics from the University of Colorado, Boulder, Colorado.

Donnie Emmi. Mr. Emmi currently serves as Chief Legal Officer and Board Secretary for the Company, a position he has held since September 2022. Before this role, Mr. Emmi was Managing Partner of Hunsaker | Emmi, P.C., a position he held since December 2004. Mr. Emmi was a partner of Hoban Law Group, P.C. from September 2019 until July 2021 when it was merged with Clark Hill, PLC. Following the merger, Mr. Emmi continues to serve in an of counsel capacity to Clark Hill, PLC. Mr. Emmi previously served as an officer and director of Test Kitchen, Inc., a product developer, from December 2020 until April 2021; and as a director of Pure Harvest Corporate Group, Inc. from December 2020 until December 2021. Mr. Emmi is also the former Chair of the National Cannabis Industry Association Banking and Financial Services Committee 2020 (Vice Chair 2019). Mr. Emmi received his undergraduate degree from East Stroudsburg University of Pennsylvania and his Juris Doctor from the University of Denver Sturm College of Law. Prior to practicing law, Mr. Emmi was a licensed Series 7 and 63 securities dealer and served in the United States Air Force from 1999 until 2007.

Tyler Beuerlein. Mr. Beuerlein currently serves as the Chief Strategic Business Development Officer of the Company, a position he has held since September 2022. Prior to his employment with the Company, from April 2022 until September 2022, he served as the Chief Strategic Business Development Officer of SHF Predecessor. From February 2015 to April 2022, he served as the Chief Revenue Officer and Chief Business Development Officer for Hypur, a banking and payments technology company utilized by financial institutions serving the state legal cannabis industry and other highly regulated verticals. Mr. Beuerlein was the former Chairman of the National Cannabis Industry Association Banking and Financial Services Committee (2019). Additionally, he has been appointed to be on both the Marijuana Business Daily’s Advisory Board and ATACH Cannabis Beverage Council. He is also a member of the Forbes Business Development Council. Formerly, Mr. Beuerlein founded and managed a large beverage company and was a Professional athlete in the New York Mets Organization.

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Dan Roda. Mr. Roda currently serves as Executive Vice President & Chief Operating Officer of the Company, a position he has held since November 2022. Previously, Mr. Roda was Co-Founder and Chief Executive Officer of Abaca, where he worked in an executive leadership role from the formation of the business in September 2017 until its acquisition by, and merger with, the Company in November 2022. Prior to starting Abaca, Mr. Roda was engaged in private legal practice, working in the Little Rock, Arkansas, office of Davidson Law Firm, from May 2010 until June 2014; then, serving as General Counsel of Rock Capital Group, a real estate developer and manager, from June 2014 until August 2017. Mr. Roda also co-founded, and serves as Vice President of, the Arkansas Cannabis Industry Association (2018 – present), and has served on the National Cannabis Industry Association’s Banking and Financial Services Committee (2022). Additionally, Mr. Roda served as a founding board member of the Emerging Markets Coalition (2020-2022); which time he co-authored the cannabis industry’s first comprehensive set of Cash Management Standards, published in partnership with the National Association of Cannabis Businesses. Mr. Roda earned his Bachelor of Science in Management from Tulane University, his Juris Doctor from Villanova Law School, and his Master of Laws from the University of Alabama School of Law.

Directors

Ms. Seefried’s and Mr. Fagan’s biographical information are set forth above in the “Background Information on Nominees” section.

Jonathon F. Niehaus. On September 28, 2022, Mr. Niehaus was appointed as a member of the Board of Directors in connection with the closing of the initial business combination. Mr. Niehaus currently serves as the Managing Partner of Interactive Global Solutions, a global consulting company, a position he has held since January 2011. Mr. Niehaus previously served as a member of the board of managers of SHF, LLC d/b/a Safe Harbor Financial (“SHF Predecessor”) from February 2022 until September 2022. From 2003 until 2011, Mr. Niehaus served as a Global SVP for First Data Corporation and the Western Union Company. In this capacity, Mr. Niehaus was responsible international government relations and public affairs. In addition, he spearheaded outreach to US attorneys general in matters relating to compliance and anti-money laundering activities. Mr. Niehaus was thereafter appointed to be a senior advisor to the Alliance Partnership, an international rule of law initiative run by the Attorney General Alliance. Mr. Niehaus is an active board member, serving as the chair of the Farnsworth Group, a multi-state architecture and engineering firm and chair of the Make A Difference Foundation which focusses on green energy initiatives internationally. He has also served as advisor to other private companies as well as serving 10 years on the board of the Colorado Great Outdoors Trust Fund. Mr. Niehaus received his Bachelor of Science in Journalism Communications from the University of Iowa.

Jonathan Summers. Mr. Summers currently serves as a member of the Board of Directors, a position he has held since the Company’s inception, and is head of the audit committee. Mr. Summers is the Head of Asset Management for ADGM, the fast-growing and award-winning Financial Freezone in Abu Dhabi, the UAE. Mr. Summers also serves as the chairman of Alicorn Venture Partners, a London-based Secondary-focused venture capital fund, since official inception in December 2022. Previously he was the chairman of Deepself Ltd, a healthtec company employing artificial intelligence since January 2022. Prior to that Mr. Summers served as the chairman of EXMceuticals Inc., a Canadian-listed medical cannabis company since May 2019. Mr. Summers also served as a director of Pathfinder Minerals Plc, a mineral exploration company, since March 2021, and was a member of the audit committee thereof. He also served on the advisory board for Mocha Holdings LLC, a data privacy company, from September 2020 to March 2022. From May 1996 until May 2011, Mr. Summers served in various roles at Goldman Sachs, most recently serving as a Managing Director. Mr. Summers served as the Founding Partner and the Head of Business Development for Everett Capital Advisors, a $700.0 million London-based investment fund from October 2015 to October 2019, and served as the Founding Principal and Head of Business Development for Myriad Asset Management, a $5.0 billion Hong Kong-based multi-strategy asset management firm, from September 2011 to December 2014. Mr. Summers holds a Master in Modern History (1st class) from Oxford University.

Karl Racine. Mr. Racine currently serves as a member of the Board of Directors, a position that became effective in January 2023. He Chairs the Board’s Nomination and Governance Committee. Mr. Racine is a Partner at Hogan Lovells LLP, where he Chairs the firm’s State Attorney General Practice and leads the U.S. ESG practice. He is also a Board Member of DXC Technology and has been since January 2023. Mr. Racine previously served as the elected Attorney General of the District of Columbia, a position he held from January 2015 until January 2023. Mr. Racine also served as the Co-Chair of the Conference of Western Attorneys General Alliance, a position he held from July 2017 until January 2023. Mr. Racine also served as a board member of the National Association of Attorneys General Mission Foundation, a position he held from July 2018 until January 2023. Previously, Mr. Racine was elected as the President of the National Association of Attorneys General from December 2020 until December 2021 and as the Chair of the Advisory Board Fair and Just Prosecution from January 2018 until February 2022. Mr. Racine received his Bachelor of Arts from the University of Pennsylvania and his Juris Doctor from the University of Virginia School of Law.

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Jennifer Meyers. On September 28, 2022, Ms. Meyers was appointed as a member of the Board of Directors in connection with the closing of our initial business combination. In addition to serving as a member of the Board of Directors, Ms. Meyers currently serves as the Chief Financial Officer of Partner Colorado Credit Union (“PCCU”), a position she has held since October 2021. Ms. Meyers previously served as the Chief Financial Officer of Clean Energy Credit Union from July 2020 until October 2021. Prior to joining Clean Energy Credit Union, Ms. Meyers served as a Finance Executive and Strategist for DaLand LLC, a credit union service organization, from May 2019 until May 2020. Ms. Meyers also previously served as the Chief Financial Officer of Westerra Credit Union from April 2014 until February 2019. Ms. Meyers received her Bachelor of Science in Accounting and her Master of Accountancy from the University of Denver. Ms. Meyers is a licensed CPA in the state of Colorado.

Richard Carleton. On September 28, 2022, Mr. Carleton was appointed as a member of the Board of Directors in connection with the closing of our initial business combination. Mr. Carleton currently serves as the Chief Executive Officer of the Canadian Securities Exchange, a position he has held since July 2011. Mr. Carleton also currently serves as a director of Tetra Trust, a licensed trust company, and of Blue Ocean ATS, a U.S. registered alternative trading system, positions he has held since June 2021 and April 2021, respectively. Mr. Carleton previously served as a board member of the Empire Club of Canada and of the Private Capital Markets Association of Canada, positions held from 2018 and 2017, respectively until stepping down in 2023. Mr. Carleton received his Bachelor of Arts in History from the University of Ottawa and his LLB from the University of Toronto.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Except as set forth in our discussion below in “Related Party Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

We are not currently a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, we believe will have a material adverse effect on our business, financial condition or operating results.

Board of Directors

Our Board of Directors directs our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and its standing committees.

In accordance with our Certificate of Incorporation, our Board of Directors consists of three classes of directors, with the first class consisting of two directors with an initial term that expires at the annual meeting of stockholders held in 2025; the second class consisting of three directors with a term that expires at the 2026 annual meeting of stockholders; and the third class consisting of two directors with a term that, after two nominees are elected at the 2024 Annual Meeting, will expire at the annual meeting of stockholders held in 2027. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

During the fiscal year ended December 31, 2023, exclusive of committee meetings, our Board of Directors held 5 meetings and took 5 actions by unanimous written consent. In 2023, each person serving as director attended at least 75% of the total number of meetings of our Board of Directors or any committee of the Board of Directors on which he or she served.

Our directors are expected to attend our annual meeting of stockholders. All of our directors then serving attended the 2023 annual meeting of stockholders.

Family Relationships

There are no family relationships among any of our executive officers, directors or persons nominated to serve as a director.

Corporate Governance Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our stockholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board of Directors determines that it would benefit our Company and our stockholders.

In this section, we describe the roles and responsibilities of our Board of Directors and its committees and describe our corporate governance policies, procedures and related-documents. The charters of the Audit, Nominating and Corporate Governance, and Compensation Committees of our Board of Directors, our Corporate Governance Guidelines, and Code of Business Conduct and Ethics can be accessed electronically under the “Governance” link on the Investor Relations page of our website at www.shfinancial.com. We will also provide a copy of the audit and compensation committee charters, [our Corporate Governance Guidelines and] our Code of Business Conduct and Ethics without charge upon written request sent to our Chief Legal Officer in writing at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401 or by telephone at 720-507-3688. The inclusion of our website address in this section does not include or incorporate by reference the information on our website into this report.

Board Composition and Leadership Structure

Jonathon F. Niehaus, a Class II director, serves as the Company’s Board chair and lead independent director. Sundie Seefried serves as our Chief Executive Officer and a Class III director. Although the roles of Chief Executive Officer and Class III director are currently performed by Ms. Seefried, we do not have a policy regarding the separation of these roles, as our Board of Directors believes that it is in the best interests of the Company and our stockholders to make that determination from time to time based upon the position and direction of the Company and the membership of our Board of Directors.

Our Board of Directors has determined that our leadership structure is appropriate for the Company and our stockholders as it helps to ensure that the Board of Directors and management act with a common purpose and provides a single, clear chain of command to execute our strategic initiatives and business plans.

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Director Independence

Applicable rules of The Nasdaq Capital Market (“Nasdaq”) require a majority of a listed company’s board of directors to be comprised of independent directors within one (1) year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent, and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees, that neither the director nor any of his family members has engaged in various types of business dealings with us and that the director is not associated with the holders of more than five percent (5%) of our common stock. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board of Directors has determined that four (4) of our seven directors, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director.

Each of Mr. Carleton, Mr. Niehaus, Mr. Racine, and Mr. Summers would be considered “independent” members of our board of directors as “independence” is defined in Nasdaq Marketplace Rule 5605(a)(2). If elected, the Board believes that Mr. Carroll would also be considered “independent” members of our board of directors as “independence” is defined in Nasdaq Marketplace Rule 5605(a)(2).

Board’s Role in Risk Oversight and Management

Our Board of Directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board of Directors as a whole.

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Committees of the Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. While the Audit Committee has primary responsibility for risk oversight, both the Audit Committee and the entire Board of Directors are actively involved in risk oversight on behalf of the Company and both receive reports on the Company’s risk management activities from the Company’s executive management team on a regular basis. The members of both the Audit Committee and the Board of Directors also engage in periodic discussions with the Company’s Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, and other senior officers as they deem appropriate to ensure that risk is being properly managed at the Company. In addition, it is expected that each committee of the Board of Directors will consider risks associated with its respective area of responsibility.

From time to time, the Board of Directors forms special committees as circumstances arise where the Board of Directors believes that such a committee is called for.

Audit Committee

The Audit Committee consists of Mr. Summers, Mr. Niehaus, and Mr. Carleton. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Mr. Summers, Mr. Niehaus, and Mr. Carleton each meet the independent director standard under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act, and Mr. Summers serves as chairperson of the audit committee. Our Board of Directors has determined that Mr. Summers qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues, and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee has also established a procedure whereby complaints or concerns regarding accounting, internal controls or auditing matters may be submitted anonymously to the Audit Committee by email.

The Audit Committee held 5 meetings and took 4 actions by unanimous written consent during the year ended December 31, 2023.

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Compensation Committee

Messrs. Carleton, Niehaus, and Summers serve as members of the Compensation Committee. Under Nasdaq listing standards, the Compensation Committee must consist of all independent members. Mr. Carleton, Mr. Niehaus, and Mr. Summers meet the independent director standard under Nasdaq listing standards, and Mr. Carleton serves as chairperson of the Compensation Committee.

The Compensation Committee acts on behalf of and in conjunction with the Board of Directors to establish or recommend the compensation of executive officers of the Company and to provide oversight of the Company’s overall compensation programs and philosophy.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

The Compensation Committee held 3 meetings and took 2 actions by unanimous written consent during the year ended December 31, 2023.

Compensation Committee Interlocks

During 2023, there was no interlocking relationship between the Board or the Compensation Committee and the board of directors or compensation committee of any other company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Racine, Summers, Niehaus, and Carleton. Under Nasdaq listing standards, the Nominating and Corporate Governance Committee must consist of all independent members. Messrs. Racine, Summers, Niehaus, and Carleton meet the independent director standard under Nasdaq listing standards, and Mr. Racine serves as chairperson of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for evaluating the composition, size and governance of the Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to the committees, establishing a policy for considering stockholder nominees to the Board of Directors, reviewing the corporate governance principles and making recommendations to the Board of Directors regarding possible changes; and reviewing and monitoring compliance with the Company’s Code of Ethics.

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We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

The Nominating and Corporate Governance Committee held 3 meetings and took 1 action by unanimous written consent during the year ended December 31, 2023.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed a copy of our form Code of Ethics as Exhibit 14 to our registration statement on Form S-1 in connection with our IPO, filed on June 1, 2021. You may review this document by accessing our public filings at the SEC’s web site at www.sec.gov or on our investor relations website at https://ir.shfinancial.org/. In addition, a copy of the Code of Ethics will be provided without charge upon request to our Chief Legal Officer in writing at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401 or by telephone at 720-507-3688. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Hedging Policy

In connection with Company’s policy on insider trading, “Covered Persons,” which includes all officers, directors, and employees of the Company, including any such person’s spouse, other persons living in such person’s household and minor children and entities over which such person exercises control, are prohibited from engaging in the practice of hedging or monetization transactions or similar arrangements with respect to Company securities, without prior written consent from the Company’s Chief Legal Officer.

EXECUTIVE COMPENSATION

We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

As a smaller reporting company, we are required to disclose the executive compensation of our named executive officers, which consist of the following individuals, for the fiscal years ended December 31, 2023 and December 31, 2022, respectively: (i) any individual serving as our principal executive officer or acting in a similar capacity, during the fiscal year ended December 31, 2023; (ii) the two other most highly compensated executive officers of the Company serving as executive officers at the end of the most recently completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the most recently completed fiscal year.

Our named executive officers for the fiscal year ended December 31, 2023 were as follows:

●	Sundie Seefried, our Chief Executive Officer;
●	Tyler Beuerlein, our Chief Strategic Business Development Officer; and
●	James H. Dennedy, our Chief Financial Officer.

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Summary Compensation Table

The following table discloses compensation paid or to be paid to our named executive officers for the fiscal years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Qualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Sundie Seefried(2),	2023	342,885	66,767	181,664	—	—	591,316
Chief Executive Officer	2022	276,039	53,550	2,413,121	12,500	13,578	2,771,788

Tyler Beuerlein(3),	2023	300,000	36,878	135,362	—	—	472,240
Chief Strategic Business Development Officer	2022	197,897	34,425	1,535,623	—	—	1,767,945

Dan Roda(4),	2023	288,066	—	90,004	—	—	378,070
Chief Operating Officer	2022	197,897	34,425	1,535,623	—	—	1,767,945

James H. Dennedy(5),	2023	285,000	20,000	131,563	—	—	436,563
Chief Financial Officer	2022	42,754	20,000	1,626,605	—	—	1,689,359

(1)	Vested as of December 31, 2023.
(2)	Ms. Seefried became Chief Executive Officer of the Company on September 28, 2022 following the closing of the Company’s business combination with SHF Predecessor; accordingly, amounts shown represent compensation received by Ms. Seefried from September 28, 2022 through December 31, 2022.
(3)	Mr. Beuerlein commenced his employment with the Company on September 28, 2022; accordingly, amounts shown represent compensation received by Mr. Beuerlein from September 28, 2022 through December 31, 2022.
(4)	Mr. Roda commenced his employment with the Company on November 15, 2022; accordingly, amounts shown represent compensation received by Mr. Roda from November 15, 2022 through December 31, 2022.
(5)	Mr. Dennedy commenced his employment with the Company on October 20, 2022; accordingly, amounts shown represent compensation received by Mr. Dennedy from October 20, 2022 through December 31, 2022.

Narrative Disclosure to Summary Compensation Table

Overview

The Company has developed an executive compensation program which is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, motivate and retain individuals who contribute to the long-term success of the Company.

Decisions on the executive compensation program, as described below, are determined and/or ratified by the Board of Directors with recommendations given by the Compensation Committee.

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The decisions regarding executive compensation reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. The Compensation Committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

The compensation for our executive officers has three primary components: base salary, an annual cash incentive bonus, and long-term incentive compensation in the form of equity awards.

Base Salary

The Company’s practice has been to ensure that base salary is fair to the executive officers, competitive within the industry and reasonable in light of the Company’s cost structure. The Compensation Committee determines base salaries and manages the base salary review process, subject to existing employment agreements.

Annual Bonuses

The Company uses annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. The Company expects that, near the beginning of each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

Equity Awards

The Company uses equity awards to reward long-term performance of the executive officers. The Company believes that providing a meaningful portion of the total compensation package in the form of equity awards will align the incentives of its executive officers with the interests of its stockholders and serve to motivate and retain the individual executive officers. Equity awards are awarded under our Equity Incentive Plan, which has been adopted by the Board of Directors.

In connection with the Company’s executive compensation program, the Company has granted equity awards to its executives.

Other Compensation

The Company maintains various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the executive officers participate.

Employment Agreements

Agreement with Sundie Seefried

On February 11, 2022, the Company entered into an executive employment agreement with Sundie Seefried which became effective September 28, 2022, pursuant to which Ms. Seefried serves as the Chief Executive Officer of the Company. The executive employment agreement provides for an annual base salary of $350,000, an initial incentive equity grant of options exercisable for 550,000 shares of the Company’s Class A common stock at $6.67 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Ms. Seefried for good reason, of one year’s base salary.

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Agreement with James H. Dennedy

On January 10, 2023, the Company entered into an executive employment agreement with James Dennedy, pursuant to which Mr. Dennedy serves as the Chief Financial Officer of the Company. The executive employment agreement provides for an annual base salary of $285,000, an initial incentive equity grant of options exercisable for 350,000 shares of the Company’s Class A common stock at $6.67 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Mr. Dennedy for good reason, of one year’s base salary.

On April 2, 2024, the Company entered into an amendment to its original agreement with Mr. Dennedy to facilitate business continuity and stagger contract expirations to accommodate the Company’s public reporting schedule. The amendment to Mr. Dennedy’s executive employment extends the term of his employment to May 16, 2026. In addition, the amendment contains a provision that, effective April 1, 2024, deletes and replaces Section 4(b) of Mr. Dennedy’s original agreement such that all paid time off (“PTO”) that Mr. Dennedy accrued through March 31, 2024, but had not taken, shall be paid to him during the month of April 2024. As a result, no PTO shall accrue or be paid out at the time of termination of Mr. Dennedy’s employment with the Company for any reason. The amendment also adds a provision that Mr. Dennedy shall be entitled to receive supplemental severance in an amount equivalent to six months’ of his then-current base salary, provided that he executes a release of claims against the Company and its affiliated entities, executives, and employees (including claims related to any non-compete and non-solicit covenants), for the six month period after the termination of his employment.

Agreement with Donnie Emmi

On January 10, 2023, the Company entered into an executive employment agreement with Donnie Emmi, pursuant to which Mr. Emmi serves as the Chief Legal Officer of the Company. The executive employment agreement provides for an annual base salary of $285,000, an initial incentive equity grant of options exercisable for 350,000 shares of the Company’s Class A common stock at $6.67 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Mr. Emmi for good reason, of one year’s base salary.

On April 2, 2024, the Company entered into an amendment to its original agreement with Mr. Emmi to facilitate business continuity and stagger contract expirations to accommodate the Company’s public reporting schedule. The amendment to Mr. Emmi’s executive employment agreement extends the term of his employment to August 22, 2026. In addition, the amendment contains a provision that, effective April 1, 2024, deletes and replaces Section 4(b) of Mr. Emmi’s original agreement such that all PTO that Mr. Emmi accrued through March 31, 2024, but had not taken, shall be paid to him during the month of April 2024. As a result, no PTO shall accrue or be paid out at the time of termination of Mr. Emmi’s employment with the Company for any reason. The amendment also adds a provision that Mr. Emmi shall be entitled to receive supplemental severance in an amount equivalent to six months’ of his then-current base salary, provided that he executes a release of claims against the Company and its affiliated entities, executives, and employees (including claims related to any non-compete and non-solicit covenants), for the six month period after the termination of his employment.

Agreement with Dan Roda

On November 15, 2022, in connection with the acquisition of Rockview Digital Solution, Inc. d/b/a Abaca (“Abaca”), the Company entered into an executive employment agreement with Dan Roda, pursuant to which Mr. Roda serves as the Executive Vice President and Chief Operating Officer of the Company. The executive employment agreement provides for an annual base salary of $300,000, an initial incentive equity grant of options exercisable for 150,000 shares of the Company’s Class A common stock, vesting over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Mr. Roda for good reason, of one year’s base salary.

Agreement with Tyler Beuerlein

On August 16, 2023, the Company entered into an executive employment agreement with Tyler Beuerlein, pursuant to which Mr. Beuerlein serves as the Company’s Chief Strategic Business Development Officer. The executive employment agreement provides for an annual base salary of $300,000, an initial incentive equity grant of options exercisable for 350,000 shares of the Company’s Class A common stock at $6.67 per share that will vest over two years, which was granted on October 7, 2022 and previously reported on a Form 4, an equity award under a long-term incentive plan to be adopted by the Company’s Board of Directors and other customary benefits. The Employment Agreement, which is for an eighteen-month term, also provides for severance in the event of a termination by the Company without cause or by Mr. Beuerlein for good reason, of one year’s base salary.

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Director Compensation

The following table sets forth for the year ended December 31, 2023, certain information as to the total remuneration we paid to our non-employee directors. Each director received a quarterly cash payment in the amount of $12,500, fees in the amount of $1,500 per committee meeting, and $2,000 per board meeting. Further, as indicated below, each director received fully vested restricted stock units in the approximate amount of $125,000. In addition, the chair of the Audit Committee received an annual retainer of $20,000; the chair of Compensation Committee received an annual retainer of $15,000; the chair of the Nominating and Corporate Governance Committee received an annual retainer of $10,000; and the board chair received an additional $60,000, split equally between fully vested restricted stock units and cash. Ms. Seefried does not receive fees for her service as a member of the board of directors.

Name	Fees Earned or Paid in Cash ($)	Bonus ($)	All Other Compensation ($)(1)	Total ($)
Jonathon F. Niehaus	151,750	—	130,160	281,910
Sundie Seefried	—	—	—	—
Richard Carleton	124,750	—	104,968	229,718
Jonathan Summers	131,000	—	104,968	235,968
Douglas Fagan	45,000	—	—	45,000
Jennifer Meyers	80,500	—	104,968	185,468
Karl Racine	77,500	—	104,968	182,468
John Darwin (2)	80,500	—	104,968	185,468
Joshua Mann (3)	37,000	—	104,968	141,968

(1)	Equity compensation in the form of restricted stock units made on January 10, 2023 with an immediate vesting.
(2)	Mr. Darwin resigned from the board of directors, effective April 9, 2024.
(3)	Mr. Mann resigned from the board of directors, effective April 1, 2023.

Outstanding Equity Awards at December 31, 2023

The following table sets forth information regarding outstanding stock options or unvested equity awards as of December 31, 2023.

	Option Awards					Restricted Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Sundie Seefried	366,667	183,333	183,333	6.67	10/4/32	68,700	97,554	—	—

Tyler Beuerlein	233,333	116,667	116,667	6.67	10/4/32	58,800	83,496	—	—

Dan Roda	43,250	43,250	43,250	3.86	11/14/32	57,700	81,934	—	—

James H. Dennedy	233,333	116,667	116,667	2.58	10/23/32	55,900	79,378	—	—

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 15, 2024, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors, director nominees and named executive officers, and (iii) all of our directors and executive officers as a group. Our only class of voting securities is our Class A common stock. To our knowledge, none of the shares listed below is held under a voting trust or similar agreement. To our knowledge, there are no pending arrangements, including any pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. There were 55,430,976 shares of Class A common stock issued and outstanding on April 15, 2024.

Unless otherwise indicated in the following table, the address for each person named in the table is 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. Pursuant to SEC rules, we have included shares of Class A common stock that the person has the right to acquire within 60 days after April 15, 2024.

Name and Address of Beneficial Owner	Shares of Class A Common Stock		% of Total Voting Power(1)
Sundie Seefried	1,614,839	(2)	3.0%
James H. Dennedy	400,000	(3)	*
Tyler Beuerlein	376,794	(2)	*
Dan Roda	1,537,616	(4)	2.8%
Douglas Fagan	21,689,139	(5)	39.62%
Jonathan Summers	151,128	(6)	*
Karl Racine	80,128	(6)	*
Jonathon F. Niehaus	164,359	(6)	*
Richard Carleton	180,128	(6)	*
Jennifer Meyers	21,718,137	(7)	39.62%
James Carroll	190,162	(8)	*
All Executive Officers and Directors as a Group (11 persons):	26,898,659	(9)	60.47%

Greater than Five Percent Holders:
Partner Colorado Credit Union	21,616,139	(10)	54.93%
M3 FUNDS, LLC	5,000,000	(11)	9.36%

* Indicates ownership of less than 1% of the outstanding shares of our Class A common stock.

(1)	The percentage of beneficial ownership of the Company is calculated based on 55,430,976 shares of Class A common stock outstanding as of April 15, 2024 plus vested, but unexercised options.
(2)	Includes incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Class A common stock, which options expire ten years from the grant date and have an exercise price per share equal to $6.67.
(3)	Includes incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Class A common stock, which options expire ten years from the grant date and have an exercise price per share equal to $2.58.
(4)

Includes incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Class A common stock, which options expire ten years from the grant date and have an exercise price per share equal to $3.86; 565,497 exercisable warrants with a strike price of $2.00; and direct ownership.

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(5)	The record holder of the 21,616,139 shares of Class A common stock is Partner Colorado Credit Union, our majority stockholder, of which Mr. Fagan is the President and Chief Executive Officer. By virtue of this relationship, Mr. Fagan may be deemed to share beneficial ownership of the securities held of record by Partner Colorado Credit Union. Mr. Fagan disclaims any such beneficial ownership except to the extent of his pecuniary interest. The amount represents shares of Class A common stock held indirectly by Mr. Fagan through his role with Partner Colorado Credit Union as well as his direct ownership as well as that of his spouse.
(6)	Represents shares of Class A common stock held directly.
(7)	The record holder of the 21,616,139 shares of Class A common stock is Partner Colorado Credit Union, our majority stockholder, of which Ms. Meyers is the Chief Financial Officer. By virtue of this relationship, Ms. Meyers may be deemed to share beneficial ownership of the securities held of record by Partner Colorado Credit Union. Ms. Meyers disclaims any such beneficial ownership except to the extent of her pecuniary interest. The amount represents shares of Class A common stock held indirectly by Ms. Meyers through her role with Partner Colorado Credit Union as well as her direct ownership.
(8)	Includes 73,116 exercisable warrants with a strike price of $2.00 as well as direct ownership of 117,046.
(9)	Includes (i) 3,607,107 shares of Class A common stock held directly by directors and named executive officers; (ii) 21,616,139 shares of Class A common stock held indirectly by directors and named executive officers; (iii) 1,109,916 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or are exercisable in the next 60 days; and (iv) 565,497 in exercisable warrants convertible into shares of Class A common stock.
(10)	Based solely on information contained in a Schedule 13D filed with the SEC on July 21, 2023. The business address of Partner Colorado Credit Union is 6221 Sheridan Blvd, Arvada, CO 80003.
(11)	Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2024. The business address of M3 Funds, LLC is 2070 E 2100 S, Suite 250, Salt Lake City, UT 84109.

Board Diversity

Our Nominating and Corporate Governance Committee is responsible for reviewing with our Board of Directors, on an annual basis, the appropriate characteristics, skills and experience required for the Board of Directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

●	development or commercialization experience in large consumer products companies

●	experience as a board member or executive officer of another publicly-held company;

●	strong finance experience;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience;

●	conflicts of interest; and

●	practical and mature business judgment.

Currently, our Board of Directors also evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

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The table below provides certain information on the composition of our Board of Directors as of April 15, 2024. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 15, 2024)
Total Number of Directors	7
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based solely on a review of the copies of the forms furnished or available to us, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during our fiscal year ended December 31, 2023, with the exception of Mr. Racine and Mr. Beuerlein who file one Form 4, late reporting certain grants received related to their service as a director and executive respectively. Additionally, Ms. Seefried failed to file an amendment to her Forms 4 relating to certain open market purchases. Ms. Seefried is currently in the process of ensuring such Forms 4 will be late filed in short order.

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REPORT OF THE AUDIT COMMITTEE

This report shall not be deemed incorporated by reference by a general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit Committee charter adopted by the Board of Directors. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Marcum LLP.

Our Audit Committee currently consists of Jonathan Summers, Jonathon F. Niehaus, and Richard Carleton. Mr. Summers serves as chairman of the Audit Committee. In evaluating the independence of its members and the composition of its planned committees, the Board of Directors utilizes the definition of “independence” developed by the Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards for audit committee members and the non-employee director definition in Rule 16b-3 promulgated under the Exchange Act. The Board of Directors has determined that each of Messrs. Summers, Niehaus, and Carleton is an independent director.

The Audit Committee has discussed with Marcum LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission. The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023.

Respectfully Submitted
April 29, 2024

/s/ Jonathan Summers, Audit Committee Chairman
/s/ Jonathon F. Niehaus
/s/ Richard Carleton

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

There are no family relationships between or among our executive officers and directors.

Related Party Transactions

Commercial Alliance Agreement

On March 29, 2023, the Company and PCCU entered into the Commercial Alliance Agreement. This Agreement sets forth the terms and conditions of the lending and account-related services, governing the relationship between the Company and PCCU. The Commercial Alliance Agreement replaces and supersedes, in their entirety, the following agreements entered into between the aforementioned parties: the Amended and Restated Loan Servicing Agreement (the “Loan Servicing Agreement”, dated September 21, 2022); the Second Amended and Restated Account Servicing Agreement (“the “Account Servicing Agreement,” dated May 23, 2022, effective February 11, 2022) and the Second Amended and Restated Support Services Agreement (the “Support Agreement,” dated May 23, 2022, effective February 11, 2022).

The Commercial Alliance Agreement sets forth the application, underwriting, loan approval, and foreclosure process for loans from PCCU to borrowers that are cannabis-related businesses and the loan servicing and monitoring responsibilities provided by the Company and PCCU. In particular, the Commercial Alliance Agreement provides for procedures to be followed upon the default of a loan to ensure that neither the Company nor PCCU will take title to or possession of any cannabis-related assets, including real property, that may be collateral for a loan funded by PCCU pursuant to the Commercial Alliance Agreement. Under the Commercial Alliance agreement, the PCCU has the right to receive monthly fees for managing loans. For Company-serviced loans, which are CRB loans provided by the PCCU but primarily handled by us, a yearly fee of 0.25% of the remaining loan balance is applied. On the other hand, loans both financed and serviced by the PCCU are charged a yearly fee of 0.35% on their outstanding balance. These fees are calculated using the average daily balance of each loan for the preceding month. In addition, the Company’s is obligated by the Commercial Alliance Agreement to indemnify PCCU from certain default-related loan losses (as fully defined in the Commercial Alliance Agreement).

In addition, the Commercial Alliance Agreement provides for certain fees to be paid to the Company for certain identified account related services to include: all cannabis-related income, including all lending-related income (such as loan origination fees, interest income on CRB-related loans, participation fees and servicing fees), investment income, interest income, account activity fees, processing fees, flat fees, and other revenue generated from cannabis and multi-state hemp accounts that are hosted on PCCU’s core system for a monthly fee equal to $26.08-$28.69 in 2024. In addition, as it pertains to CRB deposits held at PCCU, investment and interest income earned on these deposits (excluding interest income on loans funded by PCCU) will be shared 25% to PCCU and 75% to the Company. Finally, under the Commercial Alliance Agreement, PCCU will continue to allow its ratio of CRB-related deposits to total assets to equal at least 60% unless otherwise dictated by regulatory, regulator or policy requirements. The initial term of the Commercial Alliance Agreement is for a period of two years, with a one-year automatic renewal unless a party provides one hundred twenty days’ written notice prior to the end of the term.

In fiscal 2022 and up to the third quarter of 2023, our investment earnings were solely from interest on deposits at the Federal Reserve Bank, capped at the earnings accrued by PCCU from its reserves. However, a strategic shift in the fourth quarter of 2023 led us to adopt Federal Reserve’s interest rates applied to the daily average balance of Company customer deposits, with certain exclusions. This method, applied retroactively from the beginning of 2023, resulted in incremental revenue of $549,000 recognized in the fourth quarter. Under our Commercial Alliance Agreement, we are obligated to remit 25% of the investment hosting fees to PCCU based on this income.

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Account Servicing Agreement

The Company had an Account Servicing Agreement with Partner Colorado Credit Union (“PCCU”). The Company provides services as per the agreement to cannabis-related businesses (“CRBs”) accounts at PCCU. In addition to providing the services, the Company assumed the costs associated with the CRB accounts. These costs include employees to manage account onboarding, monitoring and compliance, rent and office expense, insurance and other operating expenses necessary to service these accounts. Under the agreement, PCCU agreed to pay us all revenue generated from CRB accounts. Amounts due to us were due monthly in arrears and upon receipt of invoice. This agreement was replaced and superseded in its entirety by Commercial Alliance Agreement entered on March 29, 2023, between PCCU and the Company.

Support Services Agreement

On July 1, 2021, we entered into a Support Services Agreement with PCCU. In connection with PCCU hosting the depository accounts and the related loans and providing certain infrastructure support, PCCU receives (and the Company pays) a monthly fee per depository account. In addition, 25% of any investment income associated with CRB deposits is paid to PCCU. This agreement was replaced and superseded in its entirety by Commercial Alliance Agreement entered on March 29, 2023, between PCCU and the Company.

Loan Servicing Agreement

Effective February 11, 2022, we entered into a Loan Servicing Agreement with PCCU. The agreement sets forth the application, underwriting and approval process for loans from PCCU to CRB customers and the loan servicing and monitoring responsibilities provided by both PCCU and the Company. PCCU receives a monthly servicing fee at the annual rate of 0.25% of the then-outstanding principal balance of each loan funded and serviced by PCCU. For the loans that are subject to this agreement, the Company originates the loans and performs all compliance analysis, credit analysis of the potential borrower, due diligence and underwriting and all administration, including hiring and incurring the costs of all related personnel or third-party vendors necessary to perform these services. Under the Loan Servicing Agreement, the Company has agreed to indemnify PCCU from all claims related to default-related credit losses as defined in the Loan Servicing Agreement. This agreement was replaced and superseded in its entirety by Commercial Alliance Agreement entered on March 29, 2023, between PCCU and the Company.

Policies and Procedures for the Company’s Related Party Transactions

Our Audit Committee charter provides that our Audit Committee must review and approve all transactions to which the Company is a participant and in which our executive officers, directors, director nominees or principal stockholders or other related persons have a material interest, to the extent that disclosure would be required under Item 404 of Regulation S-K. We believe that this policy requiring that any material transaction between us and such related parties be approved by our Audit Committee ensures that such transactions are on terms no less favorable to us than reasonably could have been obtained in arm’s-length transactions with independent third parties. Our related party transactions entered into between January 1, 2023 and the date of this proxy statement, all of which were previously approved by our Audit Committee, are described above.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2024

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditors, has engaged Marcum LLP (“Marcum”) as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2024. As a matter of good corporate governance, we are requesting that stockholders ratify the Audit Committee’s appointment of Marcum as independent auditors. If stockholders do not ratify the appointment of Marcum, the Audit Committee will reevaluate the appointment, but may retain such independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been informed that representatives of Marcum will not attend the 2024 Annual Meeting in person, but representatives will be available during the 2024 Annual Meeting by telephone, will have the opportunity to make a statement and will respond to appropriate questions by stockholders.

Audit and Non-Audit Fees

The following table shows fees that we paid (or accrued) for professional services rendered by Marcum for our fiscal years ended December 31, 2023 and 2022.

	Year Ended December 31,
	2023	2022(1)
Audit Fees(2)	$304,778	$431,488
Audit-Related Fees(3)	—	—
Tax fees(4)	—	—
All other fees	—	—
Total	$304,778	$431,488

(1)	Includes fees paid to Marcum, as the opinion issuing auditor for the year ended December 31, 2022, and fees paid to Elliott Davis LLC, who performed the quarterly reviews for SHF, LLC, the target in the business combination that closed on September 28, 2022.

(2)	Audit Fees consist of fees billed for professional services rendered for the audit of Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent public accounting firm in connection with statutory and regulatory filings or engagements. Audit Fees also include activities related to registration statement consents. Services in 2023 were performed by Marcum LLP, refer to (1) for how the Company has determined 2022 amounts, of which Marcum LLP represented $187,800 of the 2022 total.

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(3)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” This category may include fees related to financial statement audits of certain employee benefit plans, services related to certain regulatory compliance requirements, and services related to corporate equity transaction filings.

(4)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, acquisitions and international tax planning.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by Marcum. The Audit Committee considers and approves at each meeting, as needed, anticipated audit and permissible non-audit services to be provided by Marcum during the year and estimated fees. All services provided by Marcum during the fiscal years ended December 31, 2023 and 2022 were approved by the Audit Committee.

Our independent auditor for the fiscal year ended December 31, 2023, Marcum, has advised us that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee. All professional services rendered by Marcum during the fiscal year ended December 31, 2023 were furnished at customary rates and were performed by full-time, permanent employees.

Vote Required and Recommendation

The selection of Marcum as our independent certified public accountants for the fiscal year ending December 31, 2024 will be ratified if votes representing a majority of the shares entitled to vote and represented at the meeting, at which a quorum is present, in person or by proxy, vote in favor of the proposal. Abstentions and broker non-votes will have no effect on Proposal 2.

The Board of Directors unanimously recommends that you vote FOR Proposal 2, to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

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STOCKHOLDERS MATTERS

Stockholder Communications with the Board of Directors

Any stockholder may communicate by mail with the Board of Directors or individual directors by contacting our Chief Legal Officer at SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. The Board of Directors has instructed the Chief Legal Officer to review this correspondence and determine, in his discretion, whether matters submitted are appropriate for Board consideration. The Chief Legal Officer may also forward certain communications to others at the Company for review and possible response. Communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board of Directors.

Stockholder Proposals for Inclusion in 2025 Proxy Statement

Pursuant to Rule 14a-8 of the SEC’s proxy rules, a stockholder intending to present a proposal to be included in the proxy statement for our 2025 Annual Meeting of Stockholders must have delivered a proposal in writing to our principal executive offices no later than February 11, 2025 (or if we change the date of the 2024 Annual Meeting by more than 30 days from the date of this year’s 2024 Annual Meeting, a reasonable time before we begin to print and mail the proxy materials for the 2025 Annual Meeting). Proposals should be addressed to: Chief Legal Officer, SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. Proposals from stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Other Stockholder Proposals for Presentation at 2025 Annual Meeting

Stockholder proposals intended to be presented at, but not included in the proxy materials for, our 2025 Annual Meeting of Stockholders, including director nominations for election to our Board of Directors, must be timely received by us in writing at our principal executive offices, addressed to the Chief Legal Office of the Company as indicated above. Under our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 days, nor more than 120 days, prior to the meeting; provided, however, that in the event that the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the 2024 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the 2025 Annual Meeting of Stockholders and not later than the later of (x) the close of business on the 90th day before the 2025 Annual Meeting of Stockholders or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. A stockholder’s notice to the Chief Legal Officer must set forth the following information as to each matter the stockholder proposes to bring before the annual meeting:

●	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

●	The name and record address of the stockholder proposing such business,

●	The class and number of shares beneficially owned by the stockholder, and

●	Any material interest of the stockholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a stockholder as described above, in the discretion of the persons named as proxy, if:

●	We receive timely notice of the proposal and advise our stockholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

●	We do not receive timely notice of the proposal in compliance with our Bylaws.

Interests of officers and directors in matters to be acted upon.

Except in the election of Mr. Fagan, Ms. Seefried, and/or Mr. Carroll under Proposal 1, none of the Company’s officers or directors has any interest in any of the matters to be acted upon at the 2024 Annual Meeting.

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Note About Forward-Looking Statements

This proxy statement contains forward-looking statements. All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024, as well as the limitation factors included in the forward-looking statement in our Annual Report on Form 10-K for the year ended December 31, 2023. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In addition, some of our sustainability goals, in particular those related to environmental matters, are based on estimates and assumptions that may turn out to be inaccurate. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Information Referenced in this Proxy Statement

The content contained on, or that can be accessed through, the websites referred to in this proxy statement are not deemed to be part of, and are not incorporated by reference into, this proxy statement.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the 2024 Annual Meeting. If, however, any other business should properly come before the 2024 Annual Meeting, the persons named in the accompanying proxy will, to the extent permitted by applicable law, vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

We are sending only one Notice or one proxy statement to stockholders residing at the same address unless one of the stockholders has notified us of his or her desire to receive multiple copies. This practice, known as “householding,” reduces duplicate mailings, enabling us to save paper and reduce printing costs.

Stockholders residing at the same address who currently receive only one copy of the Notice or proxy statement and who would like to receive an additional copy of the proxy statement for this 2024 Annual Meeting or for future meetings may contact our Chief Legal Officer by phone at 720-507-3688 or by mail addressed to our Chief Legal Officer at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

By Order of the Board of Directors,

Sundie Seefried
Chief Executive Officer
Golden, Colorado
April 29, 2024

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PROXY CARD

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

OF SHF HOLDINGS, INC.

To be held on June 11, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints James H. Dennedy and Donnie Emmi (the “Proxies”) as proxies, and each of them with full power to act without the other, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Class A common stock of SHF Holdings, Inc. (“SHF”) that the undersigned stockholder is entitled to vote at the 2024 Annual Meeting of Stockholders of SHF to be held at 10:00 MST on June 11, 2024 via www.virtualshareholdermeeting.com/SFHS2024, or any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1 and 2.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

The Board of Directors recommends a vote FOR the nominees listed in Proposal No. 1.

(1)	Proposal No. 1 — To elect two of the following nominees to serve as Class III directors.

Nominees:

Douglas Fagan	☐ FOR ☐ WITHHOLD
Sundie Seefried	☐ FOR ☐ WITHHOLD
James Carroll	☐ FOR ☐ WITHHOLD

The Board of Directors recommends a vote FOR Proposal No. 2.

(2)	Proposal No. 2 — To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE MARK, DATE, AND RETURN THIS PROXY PROMPTLY.

Signature	Signature (for joint signers)	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.